                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               QK HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                            11-3508451
         --------                                            ----------
         (State of incorporation or organization)            (I.R.S. Employer
                                                             Identification No.)

         2060 Ninth Avenue, Ronkonkoma, NY                   11779
         ---------------------------------                   -----
         (Address of principal executive offices)            (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /x/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-88769

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12 (b) OF THE ACT:

     Title of each class                     Name of each exchange on which
     To be so registered                     each class is to be registered
     -------------------                     ------------------------------
Common Stock, $.001 Par Value                  New York Stock Exchange

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12 (g) OF THE ACT:

                                      None

ITEM 1. Description of Registrant's Securities to be Registered

         The description of the Registrant's Common Stock, $.001 par value per share (the "Common Stock") hereby is incorporated by reference to the section captioned "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-88769) (the "S-1 Registration Statement"), as originally filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999.

ITEM 2. Exhibits

                  Exhibit Number                    Description
                  --------------                    -----------
                         1          Second Amended and Restated Certificate of
                                    Incorporation of Registrant, as amended
                                    February 1, 2001 (incorporated by reference
                                    to Exhibit 3.1 of the S-1 Registration
                                    Statement)

                         2          Amended and Restated By-Laws of Registrant
                                    (incorporated by reference to Exhibit 3.2 of the S-1 Registration Statement)

                         3          Specimen of Registrant's Common Stock
                                    certificate (incorporated by reference to
                                    Exhibit 4.1 of the  S-1 Registration
                                    Statement)

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

March 6, 2001

                                          QK HEALTHCARE, INC.

                                        By: /s/ Michael W. Katz
                                            ---------------------------
                                        Name:   Michael W. Katz
                                        Title:  Chief Financial Officer




                                     - 3 -